UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2021

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SHENANDOAH TELECOMMUNICATIONS COMPANY

(Exact name of registrant as specified in its charter)

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Virginia	0-9881	54-1162807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Shentel Way,

Edinburg, Virginia 22824

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (540) 984-4141

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	SHEN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Accounting Officer

On August 19, 2021, Dennis A. Romps was appointed principal accounting officer of Shenandoah Telecommunications Company (the “Company”).

Mr. Romps, age 53, joined the Company as Vice President and Chief Accounting Officer on July 27, 2021. Prior to joining the Company, he served as Corporate Controller at Saint-Gobain from February 2020 to April 2021, and Chief Accounting Officer, Senior Vice President and Corporate Controller at Continental Building Products, Inc. from January 2015 to February 2020. There will be no changes to Mr. Romps’ compensation in connection with his appointment as principal accounting officer.

There is no family relationship between Mr. Romps and any director or other executive officer of the Company. No arrangement or understanding exists between Mr. Romps and any other person pursuant to which he was selected as an officer of the Company. Since the beginning of the Company’s last fiscal year through the date hereof, there have been no transactions with the Company, and there are currently no proposed transactions with the Company, in which the amount involved exceeds $120,000 and in which Mr. Romps had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Severance Agreement

On August 23, 2021, Shentel Management Company (the “Company”), an affiliate of the Company, entered into severance agreements with each James J. Volk, the Company’s Senior Vice President and Chief Financial Officer, and Mr. Romps, which provide for certain payments in the event of certain terminations of employment. The severance agreements with Mr. Volk and Mr. Romps are effective as of August 19, 2021.

The terms of the severance agreements with Mr. Volk and Mr. Romps are substantially the same as the terms of the form of severance agreement previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 7, 2020, which description is incorporated herein by reference. The description of the severance agreements with Mr. Volk and Mr. Romps does not purport to be complete and is qualified in its entirety by reference to the full text of the form of severance agreement, a copy of which was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 7, 2020, and is incorporated herein by reference.

 Item 9.01. Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
10.1	Form of Severance Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY

Date: August 23, 2021	By:	/s/ James J. Volk
Senior Vice President – Chief Financial Officer
(Principal Financial Officer)